SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14 (C)

OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒  Preliminary Information Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

☐  Definitive Information Statement

EBULLION, INC.

(Exact name of registrant as specified in its charter)

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eBullion, Inc.

80 Broad Street, 5th Floor

New York, New York 10004

(212) 837-7858

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of eBullion, Inc.:

This Information Statement is furnished to the stockholders of eBullion, Inc., a Delaware corporation (“eBullion” or the “Corporation”), in connection with our prior receipt of approval by written consent, in  lieu of a special meeting, of the holders of a majority of our common stock authorizing the Board of Directors of eBullion, to file an amendment to the Certificate of Incorporation of eBullion (the “Amendment”): to (i) effectuate a forward stock split (the “Forward Stock Split”) of the issued and outstanding shares of common stock on a 10-for-1 basis, (the “Forward Stock Split”); and (ii) increase the amount of shares of authorized common stock from 500,000,000 to 1,000,000,000 (the “Increase”).  On February 5, 2015, eBullion obtained the approval of the Forward Stock Split and Increase by written consent of two stockholders that are the record owners of 27,262,120 shares of common stock which represents approximately 53.2% of the voting power as of February 5, 2015. A copy of the consent is attached hereto as Exhibit A.  The Forward Stock Split and Increase cannot be effectuated until 20 days after the mailing of this Information Statement and after the filing of the amended Certificate of Incorporation with Secretary of State of the State of Delaware.   A copy of the certificate of amendment affecting the Forward Stock Split and Increase is attached to this information statement as Exhibit B.

EBULLION IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.   Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on February 5, 2015 shall be given a copy of the Information Statement.  The date on which this Information Statement will be sent to stockholders will be on or about February 17, 2015.

The accompanying information statement is for information purposes only.  Please read it carefully.

By Order of the Board of Directors

/s/ Kee Choi Yuen

Kee Choi Yuen, Chairman

New York, New York

February 6, 2015

This information statement is being furnished to all holders of the common stock of eBullion as of February 5, 2015 in connection with the action taken by written consent of holders of approximately 53.2% of the outstanding voting power of eBullion to authorize the Board of Directors to effectuate, the Forward Stock Split and Increase.

ITEM 1.

INFORMATION STATEMENT

This Information Statement is furnished to the stockholders of eBullion, Inc., a Delaware corporation (“eBullion” or the “Company”), in connection with our prior receipt of approval by written consents, in  lieu of a special meeting, of the holders of in excess of a majority of our voting stock authorizing the Board of Directors of eBullion, to file an amendment to the Certificate of Incorporation of eBullion (the “Amendment”) to effectuate the forward stock split (the “Forward Stock Split”) of the issued and outstanding shares of common stock on a 10-for-1 basis; and (ii) increase the number of shares of common stock authorized for issuance from 500,000,000 to 1,000,000,000 (the “Increase”).  On February 5, 2015, eBullion obtained the approval of the Forward Stock Split and Increase by written consent of the stockholder that are the record owners of 27,262,120 shares of common stock which represent an aggregate 53.2% of the voting power as of February 5, 2015.

The Forward Stock Split and Increase cannot be effectuated until 20 days after the mailing of this Information Statement and after the filing of the amendment to the Corporation’s Certificate of Incorporation with Secretary of State of the State of Delaware with respect to the Forward Stock Split and Increase.   The amendments to the Certificate of Incorporation are to effectuate the Forward Stock Split and Increase. A copy of the certificate of amendment effecting the Forward Stock Split and Increase is attached to this information statement as Exhibit B.  The number of authorized shares of all classes of stock will not be reduced as a result of the proposed Forward Stock Split and the Forward Stock Split will not reduce the number of outstanding shares of our preferred stock.

The date on which this Information Statement will be sent to stockholders will be on or about February 17, 2015.

This information statement is being furnished to all holders of the common stock of eBullion as of February 5, 2015.

The Board of Directors, and persons owning a majority of the outstanding voting securities of eBullion, have unanimously adopted, ratified and approved the proposed actions by the eBullion Board of Directors.  No other votes are required or necessary.

The Quarterly Report on Form 10-Q for quarterly period ended June 30, 2014 and September 30, 2014, and any reports on Form 8-K filed by eBullion during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s web site at www.sec.gov in the Edgar Archives.  eBullion is presently current in the filing of all reports required to be filed by it.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (212) 837-7858. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

VOTE REQUIRED

Pursuant to eBullion’s Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of the Company’s outstanding votes is required to amend the Certificate of Incorporation to effect the Forward Stock Split and Increase. The Company’s certificate of incorporation does not authorize cumulative voting. As of the record date, the Company had 51,260,000 voting shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.    The consenting stockholders are entitled to 27,262,120 votes, which represents approximately 53.2% of the issued and outstanding votes with respect to the Company’s shares of common stock.  The consenting stockholders voted in favor of the Forward Stock Split and Increase described herein in a written consent, dated February 5, 2015.

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PROPOSAL 1

AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A
FORWARD STOCK SPLIT AT A RATIO OF NINE-FOR-ONE

On February 5, 2015 the Board of Directors and the consenting stockholders adopted and approved a resolution to effect an amendment to our Certificate of Incorporation to effect a forward split of all issued and outstanding shares of common stock, at a ratio of 10-for-1 (the “Forward Stock Split”).

A table illustrating the Forward Stock Split and the amendment to increase the number of authorized shares of common stock in eBullion’s Certificate of Incorporation (discussed below) is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Certificate of Incorporation	Number of shares of common stock authorized and unreserved for issuance

Before Forward Stock Split and amendment to Certificate of Incorporation	51,260,000	500,000,000	448,740,000

After Forward Stock Split and amendment to Certificate of Incorporation	512,600,000	1,000,000,000	487,400,000

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Forward Stock Split if the Board of Directors, in its sole discretion, determines that the Forward Stock Split is no longer in our best interests and that of our stockholders.  The Board of Directors may consider a variety of factors in determining whether or not to implement the Forward Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

Though the Forward Stock Split will not change the number of authorized shares of common stock, the Board of Directors and the consenting stockholder has also approved a resolution to effect an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 1,000,000,000, as discussed in more detail below.  Each stockholder of eBullion will hold the same percentage of common stock outstanding immediately following the Forward Stock Split as such stockholder held immediately prior to the split.

Purpose

The Board of Directors believes that it was in the best interests of eBullion to implement the Forward Stock Split as it may increase liquidity in the trading of eBullion’s common stock. Our Board of Directors and the stockholders who authorized the Forward Stock Split believe that the absence of a substantial market for our shares is a disincentive for investors to acquire our stock. The Forward Stock Split will substantially increase the number of shares of common stock that trade on the OTCQB, which might increase liquidity for eBullion’s shares and may provide greater incentive for investors to acquire eBullion’s common stock. It is believed that if the common stock is more accessible to a larger number of investors smaller investors may be more interested in eBullion and trading its shares. The current low number of issued and outstanding shares of common stock of eBullion may not appeal to brokerage firms because many brokerage firms are reluctant to recommend stock to their clients or to act as market-makers for issuers which do not have a sufficient number of shares of common stock issued and outstanding. However, there are no assurances that the Forward Stock Split will have the desired effect.

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Certain Risks Associated With the Forward Stock Split

There can be no assurance that the total projected market capitalization of eBullion’s common stock after the proposed Forward Stock Split will be equal to or greater than the total projected market capitalization before the proposed Forward Stock Split or that the per share price of eBullion’s common stock following the Forward Stock Split will be reduced.

There can be no assurance that the market price per new share of eBullion common stock after the Forward Stock Split will remain constant in proportion to the increase in the number of shares of eBullion common stock outstanding before the Forward Stock Split.

Accordingly, the total market capitalization of eBullion’s common stock after the proposed Forward Stock Split may be lower than the total market capitalization before the proposed Forward Stock Split and, in the future, the market price of eBullion’s common stock following the Forward Stock Split may not be lower than the market price prior to the proposed Forward Stock Split.

There can be no assurance that the Forward Stock Split will result in a per share price that will attract investors.

A decline in the market price for eBullion’s common stock after the Forward Stock Split may result in a greater percentage decline than would occur in the absence of a Forward Stock Split, and the liquidity of eBullion’s common stock could be adversely affected following a Forward Stock Split.

The market price of eBullion’s common stock will also be based on eBullion’s performance and other factors, some of which are unrelated to the number of shares outstanding.  If the forward stock split is effected and the market price of eBullion’s common stock declines, the percentage decline as an absolute number and as a percentage of eBullion’s overall market capitalization may be greater than would occur in the absence of a forward stock split.

eBullion’s common stock trades as a “penny stock” classification which limits the liquidity for eBullion’s common stock.

eBullion’s stock is subject to “penny stock” rules as defined in Exchange Act Rule 3a51-1.  The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks.  eBullion’s common stock is subject to these penny stock rules.  Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities.  Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges, provided that current price and volume information with respect to transactions in such securities is provided by the exchange).

As a result, all brokers or dealers involved in a transaction in which eBullion’s shares are sold to any buyer, other than an established customer or “accredited investor,” must make a special written determination.  These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in eBullion’s shares and may limit the ability of eBullion’s stockholders to sell in the secondary market, through brokers, dealers or otherwise.  eBullion also understands that many brokerage firms will discourage their customers from trading in shares falling within the “penny stock” definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares despite having effectuated the Forward Stock Split.  An orderly market is not assured or implied as to eBullion’s common stock.  Nor are there any assurances as to the existence of market makers or broker/dealers for eBullion’s common stock.

Principal Effects of the Forward Stock Split

In addition to those risk factors noted above, the Forward Stock Split will have the following effects:

General Corporate Change – (i) one share of common stock owned by a stockholder would be equal to ten (10) shares of common stock, and (ii) the number of shares of eBullion’s common stock issued and outstanding will be increased proportionately based on the Forward Stock Split.

As approved and effected, the Forward Stock Split will be effected simultaneously for all of eBullion’s common stock.  The Forward Stock Split does not materially affect the proportionate equity interest in eBullion of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Authorized Shares - The Forward Stock Split will not change the number of authorized shares of common stock of eBullion, as stated in eBullion’s Certificate of Incorporation, however, the Increase will change the number of authorized shares of common stock.

Accounting Matters - The Forward Stock Split will not affect the par value of eBullion’s common stock.  As a result, as of the effective time of the Forward Stock Split, the stated capital on eBullion’s balance sheet attributable to eBullion’s common stock will be increased proportionately based on the Forward Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased.  The per share net income or loss and net book value of eBullion’s common stock will be restated because there will be a greater number shares of eBullion’s common stock outstanding.

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Procedure for Effecting the Forward Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Forward Stock Split, each outstanding share of eBullion will automatically be converted on the effective date at the applicable Forward Stock Split ratio. It will not be necessary for stockholders of eBullion to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.  If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Forward Stock Split shares. If a stockholder is entitled to post-Forward Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Forward Stock Split.

Federal Income Tax Consequences of the Forward Stock Split

The following is a summary of certain material federal income tax consequences of the Forward Stock Split.  It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Forward Stock Split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the shares of common stock held prior to the Forward Stock Split were, and the shares of common stock held after the Forward Stock Split will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Forward Stock Split.

No gain or loss should be recognized by a stockholder upon the Forward Stock Split.  The aggregate tax basis of the shares of common stock received in the Forward Stock Split will be the same as the stockholder’s aggregate tax basis in the shares of common stock before the Forward Stock Split.  The stockholder’s holding period for the shares issued upon the Forward Stock Split will include the period during which the stockholder held the shares prior to the Forward Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY CALENDAR DRAGON IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY CALENDAR DRAGON OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

eBullion’s view regarding the tax consequences of the Forward Stock Split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Forward Stock Split.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the Forward Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of eBullion.  We anticipate the effective date to be on or about March 9, 2015.

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PROPOSAL 2

AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK

On February 5, 2015 the Board of Directors and the consenting stockholders adopted and approved a resolution to effect an amendment to our Certificate of Incorporation to increase the number of shares of authorized common stock from 500,000,000 to 1,000,000,000.  Such amendment is referred to herein as the “Increase.”

Currently, eBullion has 500,000,000 shares of common stock authorized, of which 51,260,000 shares are issued and outstanding.  As a result of the Increase, eBullion will have 1,000,000,000 shares of shares of common stock authorized for issuance, of which 487,400,000 will be available for issuance, after also giving effect to a 10-for-1 Forward Stock Split, referenced below.

The issuance by us of common stock could dilute both the equity interests and the earnings per share of existing holders of our common stock. Such dilution may be substantial, depending upon the amount of shares issued.

ANTI-TAKEOVER EFFECTS

Any additional issuance of common stock could, under certain circumstances, have the effect of delaying or preventing a change in control of eBullion by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of eBullion.  Shares of common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of eBullion by means of a tender offer, proxy contest, merger or otherwise.  The ability of the Board of the Directors to issue such additional shares of common stock could discourage an attempt by a party to acquire control of eBullion by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause.  Moreover, the issuance of such additional shares of common stock to a person’s interests aligned with that of the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally. The Increase is not being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our common stock or gain control of eBullion.

The Board of Directors believes that it is advisable and in the best interests of eBullion to have available additional authorized but unissued shares of common stock in an amount adequate to provide for eBullion’s future needs. The purpose of the Increase is to grant us the flexibility to issue our equity securities in the manner best suited for our company, or as may be required by the capital markets.  The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.

eBullion has (i) no present plans or commitments for the issuance or use of the proposed additional shares of common stock in connection with any financing, and (ii) no present plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional authorized shares of common stock in connection with a merger, share exchange or acquisition or any other transaction.

The Increase will provide us with shares of common stock which would permit us to issue additional shares of capital stock that could dilute the ownership of the holders of our common stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of eBullion with another company.

Other than the Increase and Forward Stock Split, our Board of Directors does not currently contemplate the adoption of any other amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of eBullion.  While it is possible that management could use the additional authorized shares of common stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the newly created stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the Increase may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages.  To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders' interests.

The Increase is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Certificate of Incorporation or the Bylaws of eBullion in effect on the date of this Information Statement.  However, eBullion stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of eBullion or the Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management.  eBullion is not aware of any proposed attempt to take over eBullion or of any attempt to acquire a large block of eBullion’s stock.  eBullion has no present intention to use the increased number of authorized common stock for anti-takeover purposes.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Increase shall be effective twenty (20) days after this Information Statement is mailed to stockholders of eBullion.  We anticipate the effective date to be on or about March 9, 2015.

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BOARD OF DIRECTORS’ RECOMMENDATION AND STOCKHOLDER APPROVAL

On February 5, 2015, our board of directors voted to authorize and seek approval of our stockholders of an amendment to our Certificate of Incorporation to: (i) effect a forward stock split of the Company’s common stock on a 10-for-1 basis; and (ii) increase the number of shares of authorized stock from 500,000,000 shares to 1,000,000,000 shares. In the absence of a meeting, the affirmative consent of holders of a majority of the vote represented by our outstanding shares of stock was required to approve the Forward Stock Split and Increase. Because holders of approximately 77% of our voting power signed a written consent in favor of the amendment to the Certificate of Incorporation, we are authorized to amend the Certificate of Incorporation to: (i) effect a forward stock split of the Company’s common stock on a 10-for-1 basis; and (ii) increase the number of shares of authorized stock from 500,000,000 shares to 1,000,000,000 shares.  The Forward Stock Split and Increase will be effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to stockholders.

The information contained in this information statement constitutes the only notice we will be providing stockholders.

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION.

Until the stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder’s shares of pre-forward stock split common stock to the transfer agent and receives in return a new certificate representing shares of post-forward stock split common stock, such stockholder’s pre-forward stock split common stock shall be deemed equal to the number of whole shares of post-forward stock split common shares to which such stockholder is entitled as a result of the Forward Stock Split and Increase.

QUESTIONS AND ANSWERS REGARDING THE PROPOSED FORWARD STOCK SPLIT AND INCREASE IN THE NUMBER OF AUTHORIZED COMMON SHARES OF THE COMMON STOCK

Q.     WHY IS APPROVAL SOUGHT FOR THE PROPOSED FORWARD STOCK SPLIT OF THE COMMON STOCK ON A 10-FOR-1 BASIS?

A.     The Board of Directors of eBullion seeks approval of the Forward Stock Split.  It is the expectation of the Board of Directors that the Forward Stock Split would increase the shares of common stock in the market and thus maintain a higher level of market interest in the shares, provide additional flexibility to management with regard to the issuance of shares and maintaining the proper market capitalization of eBullion.

Q.     HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS TO CONDUCT THE PROPOSED FORWARD STOCK SPLIT?

A.     All members of the Board of Directors have approved the proposal to authorize officers of the Company to file the Amendment to effectuate the Forward Stock Split of the common stock as is in the best interest of eBullion and the best interest of the current stockholders of eBullion.

Q.     WHY HAS THE PROPOSAL BEEN MADE TO INCREASE THE NUMBER OF COMMON SHARES?

A.  Our Board of Directors believes that after the Forward Stock Split the authorized shares of common stock remaining available for issuance may not be sufficient to allow eBullion to take advantage of future business opportunities. Accordingly, our Board of Directors believes that it is in our best interests to authorize it to file an Amendment to effectuate the increase in the number of authorized shares of common stock as proposed. The increase in the number of authorized shares of common stock is recommended by eBullion’s Board of Directors in order to provide a sufficient reserve of such shares for the future growth and needs of eBullion.

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Q.     HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO INCREASE THE NUMBER OF COMMON SHARES?

A.     All members of the Board of Directors have approved the proposal to authorize the officers of the Company to file an Amendment to effectuate the increase in the number of common shares as in the best interest of eBullion and the best interest of the current stockholders of eBullion.

Q.    WILL THE CHANGES TO THE CERTIFICATE OF INCORPORATION RESULT IN ANY TAX LIABILITY TO ME?

A.    The proposed changes are intended to be tax free for federal income tax purposes.  The proposed Forward Stock Split is intended to be tax free for federal income tax purposes.

Q.    WHAT VOTE OF THE STOCKHOLDERS WILL RESULT IN THE PROPOSALS BEING PASSED?

A.    To approve the proposals the affirmative vote of a majority of the potential votes cast as stockholders is required.  Consents in favor of the proposals have already been received from stockholders holding a majority of the voting power of eBullion.

Q.    WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A.   The Company will pay for the delivery of this information statement.

Q.    WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: Kee Choi Yuen, President of eBullion, 80 Broad Street, 5th Floor, New York, New York 10004, (212) 837-7858.

VOTE REQUIRED FOR APPROVAL

Section 242 of the Delaware General Corporation Law (“DGCL”) provides an outline of the scope of the amendments of the Certificate of Incorporation allowed a Delaware Corporation. This includes the amendments discussed herein.  The procedure and requirements to effect an amendment to the Certificate of Incorporation of a Delaware corporation are set forth in Section 242.  Section 242 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to stockholders for their consideration and must be approved by a majority of the outstanding voting securities.

The Board of Directors of eBullion has adopted, ratified and approved the Forward Stock Split and Increase and submit the proposed changes to the stockholders for their approval.  The securities that are entitled to vote to amend eBullion’s Certificate of Incorporation consist of issued and outstanding shares of eBullion’s $0.0001 par value common voting stock outstanding on February 5, 2015, the record date for determining stockholders who are entitled to notice of and to vote on the proposed Forward Stock Split and Increase.

DISSENTER'S RIGHTS OF APPRAISAL

The Delaware General Corporation Law (the Delaware Law) does not provide for dissenter's rights in connection with the proposed amendments of the Certificate of Incorporation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on February 5, 2015 as the record date for the determination of the common stockholders entitled to notice of the action by written consent.

At the record date, eBullion had: (i) 500,000,000 shares of common stock authorized with a stated par value of $0.0001, of which 51,260,000 shares of $0.0001 par value common stock were issued and outstanding and (ii) 50,000,000 shares of preferred stock authorized with a stated par value of $.0001, of which none were issued and outstanding.   Immediately after the Increase there will be 1,000,000,000 shares of common stock authorized and after taking into account the Forward Stock Split and reserves needed for convertible securities there will be 538,660,000 shares of common stock available for issue.   The holders of shares of common stock are entitled to one vote per share on matter to be voted upon by stockholders.

Dividends on the common stock are declared by the Board of Directors. Payment of dividends on the common stock in the future, if any, may be subordinate to the preferred stock, must comply with the provisions of the DGCL and will be determined by the Board of Directors. In addition, the payment of any such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

The stockholders have consented to the action required to adopt the amendment of eBullion's Certificate of Incorporation to authorize the Forward Stock Split and Increase.  This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

7

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth, as of February 5, 2015, information with respect to the securities holdings of: (i) our officers and directors; and (ii) all persons which, pursuant to filings with the SEC and our stock transfer records, we have reason to believe may be deemed the beneficial owner of more than five percent (5%) of our common stock. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on the number of shares outstanding totaling 51,260,000, adjusted individually as shown below.

Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned (1)
Kee Yuen Choi(3)	25,384,000	49.5%
Hak Yim Wong	1,878,120	3.7%
Chui Chui Li(4)	20,000	*
Joseph Havlin	10,000	*
All directors and executive officers as a group (5 persons)	27,292,120	53.2%

Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned (1)
Man Hap Dennis Yim	5,938,920	11.6%
Yuen Fay Tse	3,553,200	6.9%
Lai Keung Chan	14,009,760	27.3%
All other stockholders with over 5% ownership as a group (2 persons)	23,501,880	45.8%

* Less than 1%

(1)	Percentage of class beneficially owned is calculated by dividing the amount and nature of beneficial ownership by the total shares of common stock outstanding plus the shares subject to warrants and options that are currently exercisable or exercisable within 60 days of January 31, 2015.
(2)	Unless otherwise set forth herein, the address of each beneficial owner is 80 Broad Street, 5th Floor, New York, New York 10004.
(3)	Includes 4,000 shares of common stock owned by Mr. Choi’s wife, Sin Yin Cheung.
(4)	Includes 10,000 shares of common stock owned by Ms. Li’s husband Ka Ming Lau.

8

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed increase in the number of authorized shares of eBullion’s common stock and the restatement of the  par value of those shares or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

Delaware Anti-Takeover Provisions

The anti-takeover provisions of Section 203 of the Delaware General Corporation Law apply to us.  Section 203 of the Delaware law prohibits eBullion from engaging in any business combination with any interested stockholder (any stockholder who owns or owned more than 15% of any stock or any entity related to a 15% stockholder ) for a period of three years following the time that such stockholder became an interested stockholder, unless:

(1)        Prior to such time the Board of Directors of eBullion approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

(2)        Upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of eBullion outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(3)        At or subsequent to such time the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This information statement is for informational purposes only. Please read this information statement carefully.

Dated: February 6, 2015

By Order of the Board of Directors

/s/ Kee Choi Yuen

Kee Choi Yuen, President and Director

9

Exhibit A

STATEMENT OF ACTION

BY UNANIMOUS WRITTEN CONSENT

OF THE MAJORITY OF

STOCKHOLDERS OF

EBULLION, INC.

The undersigned, constituting holders of a majority of the outstanding shares of eBullion, Inc., a Delaware corporation (the "Corporation"), and acting hereunder without the convening of a formal meeting pursuant to Section 228 of the Delaware General Corporation Law, do hereby consent in writing to and adopt the following resolutions:

WHEREAS, the undersigned desire the Corporation to effect 10-for-1 forward stock split of the Corporation’s common stock, without reducing the number of authorized shares or any other class of stock outstanding; and

WHEREAS, the undersigned desire the Corporation to increase the amount of shares of common stock authorized from 500,000,000 to 1,000,000,000.

NOW THEREFORE, BE IT BE RESOLVED, that a 10-for-1 forward stock split of the common stock of the Corporation be, and hereby is, approved;

RESOLVED FURTHER, that the increase of the shares of common stock of the Corporation, from 500,000,000 to 1,000,000,000 be, and hereby is, approved; and

RESOLVED FURTHER, that the Certificate of Amendment to the Certificate of Incorporation of eBullion in the form and substance attached hereto be, and hereby is, approved.

This consent may be executed in any number of counterparts, each of which together shall be deemed to be an original and all of which together shall constitute one and the same consent. This consent is being signed as of February 5, 2015.

/s/ Kee Yuen Choi
Kee Yuen Choi

/s/ Hak Yim Wong
Hak Yim Wong

Exhibit B

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION OF

EBULLION, INC.

EBULLION, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) DOES HEREBY CERTIFY:

FIRST: That the Certificate of Incorporation is hereby amended by replacing ARTICLE FOURTH in its entirety with:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is ONE BILLION (1,000,000,000) shares of Common Stock, par value $.0001 per share (the “Common Stock”) and FIFTY MILLION (50,000,000) shares of Preferred Stock, par value $.0001 per share (the “Preferred Stock”).

The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time.

The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings).  There shall be no cumulative voting.

Shares of Common Stock and Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.”

Effective as of March 9, 2015 each share of common stock of the Corporation issued and outstanding shall be automatically and with no further action by the holder of such shares, split into ten shares of common stock of the Corporation.

THIRD: That the foregoing amendment was duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Kee Choi Yuen, its Chief Executive Officer, this       day of March, 2015.

Kee Yuen Choi
Chief Executive Officer